UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

MYSEUM.AI, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

65 Church Street, Suite 230

New Brunswick, NJ 08901

(Address of principal executive offices, including ZIP code)

(732) 374-3529

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value	MYSE	The Nasdaq Stock Market LLC
Series A Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $49.80	MYSEW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2026, the Compensation Committee of the Board of Directors of Myseum.AI, Inc. (f/k/a Myseum, Inc. and DatChat, Inc.) (the “Company”) approved a salary increase for Chief Technology Officer, Peter Shelus. Effective April 17, 2026, Mr. Shelus’ annual salary increased from $275,000 to $350,000.

Item 8.01 Other Events.

On April 17, 2026, the Company issued a press release announcing that it has been accepted into the AMD AI Developer Program by Advanced Micro Devices. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On April 23, 2026, the Company filed Amendment No. 1 to the prospectus supplement dated February 6, 2026 and filed with the Securities and Exchange Commission on February 6, 2026 for an additional $2,754,500 of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) that may be issued and sold under the Sales Agreement with The Benchmark Company, LLC ("Benchmark"), dated February 10, 2025, as amended by that certain First Amendment to Sales Agreement dated February 6, 2026 (as amended, the "Sales Agreement"). A copy of the legal opinion as to the legality of the $2,754,500 of shares of Common Stock issuable under the Sales Agreement and covered by the prospectus supplement, as amended, is filed as Exhibit 5.1 attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP
23.1	Consent of Sheppard Mullin Richter & Hampton LLP (included in Exhibit 5.1)
99.1	Press release dated April 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026	MYSEUM.AI, INC.

/s/ Darin Myman
Darin Myman
Chief Executive Officer

2